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                                                                 EXHIBIT 10.167

June 28, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated June 28, 2000, of Wilshire Technologies, Inc. and are in agreement with the statements contained in the fourth paragraph on page 2 herein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                 /s/ Ernst & Young LLP